UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of Earliest Event Reported):	December 27, 2018

BroadVision, Inc.

__________________________________________

(Exact name of registrant as specified in its charter)

Delaware	1-34205	94-3184303
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

460 Seaport Court, Suite 102, Redwood City, California		94063
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant's telephone number, including area code:	(650) 331-1000

1700 Seaport Blvd, Suite 210,

Redwood City, California 94063

______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2018 annual meeting of the stockholders of BroadVision, Inc. (the “Annual Meeting”) was held on December 27,  2018 in our office located at 460 Seaport Court, Suite 102, Redwood City, California. At the Annual Meeting, our stockholders voted on three proposals, each of which is described in more detail in our definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission on November 16,  2018. The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for or against each matter and the number of abstentions, if applicable, and broker non-votes with respect to each matter.

1. Our stockholders elected each of four director nominees to serve for the ensuing year and until their successors are elected and qualified. The votes regarding the election of directors were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Pehong Chen	1,927,748	7,851	1,046,985
James D. Dixon	1,716,650	218,949	1,046,985
Robert Lee	1,922,824	12,775	1,046,985
François Stieger	1,928,007	7,592	1,046,985

2. Our stockholders ratified the selection of OUM & Co. LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018. The voting results were as follows:

Votes For	Votes Against	Abstentions
2,862,837	114,127	5,620

3.   Our stockholders approved, on an advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,925,163	10,011	425	1,046,985

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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BroadVision, Inc.

December 28, 2018	By:	/s/ Pehong Chen

Name: Pehong Chen
Title: President, Chief Executive Officer and Interim Chief Financial Officer